                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K
                 _____________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of  Report (Date of earliest event reported):  February 19, 1999


                                 US WATS, INC.
                                 -------------

            (Exact name of Registrant as Specified in its Charter)


                                    0-22944
                           (Commission File Number)


                NEW YORK                             22-3055962
                --------                             ----------
     (State of Other Jurisdiction        (IRS Employer Identification Number)
            of Incorporation)



                         2 GREENWOOD SQUARE, SUITE 275
                               3331 STREET ROAD
                         Bensalem, Pennsylvania 19020
                         ----------------------------
  (Address, including zip code, of Registrant's Principal Executive Offices)

                                (215) 633-9400
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     Effective February 17, 1999, Aaron Brown has resigned as the Company's interim Chief Executive Officer and President to accept the position of Chairman of DigiHut Inc., an Internet-based Company. His interim successor is David B. Hurwitz, current Executive Vice President and General Manager of US Wats, Inc. Also, Mr. Brown has stepped down as Chairman of US Wats, although he will remain a Director. Mr. Brown will also resume his agreement as a consultant to the Company, which was his former role before becoming interim Chief Executive Officer and President in September, 1998. The Company expects to announce its new Chairman in the very near future.






                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 US WATS, Inc.

Date: February 19, 1999                          By:  /s/ Michael McAnulty
                                                      --------------------
                                                 Title:  Chief Financial Officer